EXHIBIT 10.22

AMENDMENT NUMBER ONE TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This Amendment Number One to Amended and Restated Employment Agreement (the “Amendment”) by Domino’s Pizza LLC, a Michigan limited liability corporation (the “Company”) and L. David Mounts (the “Executive”) is dated as of February 25, 2008 and amends that certain Amended and Restated Employment Agreement (the “Agreement”) between the Company and the Executive dated February 14, 2007.

WHEREAS, the parties wish to amend the Agreement as set forth herein;

NOW THEREFORE, in consideration of the premises and mutual agreements set forth herein and in the Agreement, the parties here to agree as follows:

1.	The second Recital and Section 3.1 shall be amended to delete references to “Executive Vice President of Finance and Chief Financial Officer” and replace it with “Executive Vice President of Supply Chain.”

2.	All capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

3.	Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

THE COMPANY:	DOMINO’S PIZZA LLC

	By:	/s/ David A. Brandon
	Name:	David A. Brandon
	Title:	Chairman

THE EXECUTIVE:	By:	/s/ L. David Mounts
	Name:	L. David Mounts